UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2020

GCP Applied Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-37533	47-3936076
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

62 Whittemore Avenue Cambridge, Massachusetts	02140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 876-1400

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GCP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On October 1, 2020, the Board of Directors (the “Board”) of GCP Applied Technologies Inc. (the “Company”) adopted the GCP Applied Technologies Inc. 2020 Inducement Plan (the “Plan”) to reserve 1,000,000 shares of its common stock to be used exclusively for grants of awards to induce highly-qualified prospective employees to accept employment and to provide them with a proprietary interest in the Company. In accordance with Section 303A.08 of the New York Stock Exchange Listed Company Manual, the Company did not seek approval of the Plan by its stockholders. The Board also approved the grant of a stock option to purchase 388,348 shares of common stock (the “Option”) and an award of 143,128 shares of restricted stock (the “Restricted Stock Award”) to Simon Bates, the Company’s President and Chief Executive Officer, pursuant to the terms of the Employment Agreement between the Company and Mr. Bates, effective as of October 1, 2020 (the “Employment Agreement”), the Plan, the Terms and Conditions of Option Award (the “Option Agreement”) and the Terms and Conditions of Restricted Stock Award (the “Restricted Stock Agreement”). The Option and the Restricted Stock Award are subject to vesting as described in the Employment Agreement, the Option Agreement and the Restricted Stock Agreement.

The foregoing description of the Employment Agreement is qualified in its entirety by the terms of the Employment Agreement filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 14, 2020. The foregoing description of the Plan, the Option Agreement and the Restricted Stock Agreement are qualified in their entirety by the terms of the Plan, the Option Agreement and the Restricted Stock Agreement, attached to this report as Exhibits 4.1, 4.2 and 4.3 respectively, which are incorporated herein by reference.

(d)

On October 1, 2020, in connection with the start of his previously announced employment as Chief Executive Officer and President of the Company, the Board appointed Simon M. Bates to join the Board, effective as of October 1, 2020.

There are no transactions to which the Company is or was a participant in which Mr. Bates has a material interest subject to disclosure pursuant to Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	GCP Applied Technologies Inc. 2020 Inducement Plan

4.2	GCP Applied Technologies Inc. Terms and Conditions of Option Award

4.3	GCP Applied Technologies Inc. Terms and Conditions of Restricted Stock Award

99.1	Press Release dated October 5, 2020

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCP APPLIED TECHNOLOGIES INC.
(Registrant)

By:	/s/ James E. Thompson
James E. Thompson
Vice President, General Counsel and Secretary

Date: October 5, 2020